Principal Funds, Inc.
Supplement dated March 29, 2019
to the Statement of Additional Information dated December 31, 2018
(as supplemented on March 1, 2019 and March 18, 2019)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
Under Advisor: Principal Global Investors, LLC (Edge Asset Management Portfolio Managers), in the Ownership of Securities table, delete the rows for Daniel R. Coleman - EDGE MidCap and Sarah E. Radecki - Small-MidCap Dividend Income, and replace with the following:

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Daniel R. Coleman	EDGE MidCap	$500,001 - $1,000,000
Sarah E. Radecki	Small-MidCap Dividend Income	$50,001 - $100,000
Under Advisor: Principal Global Investors, LLC (Equity Portfolio Managers), in the Ownership of Securities table, delete the rows for Tiffany N. Lavastida - International Small Company and Brian W. Pattinson - International Small Company, and replace with the following:

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Tiffany N. Lavastida	International Small Company	$50,001 - $100,000
Brian W. Pattinson	International Small Company	$100,001 - $500,000
Under Advisor: Principal Global Investors, LLC (Principal Portfolio StrategiesSM Portfolio Managers), in the Ownership of Securities table, delete the rows for Jake S. Anonson - Global Multi-Strategy, Jessica S. Bush - Multi-Manger Equity Long/Short, and Marcus W. Dummer - Diversified Real Asset, and replace with the following:

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jake S. Anonson	Global Multi-Strategy	$50,001 - $100,000
Jessica S. Bush	Multi-Manager Equity Long/Short	$100,001 - $500,000
Marcus W. Dummer	Diversified Real Asset	$50,001 - $100,000